PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
IN RESPECT TO THE QUARTERLY PERIOD FROM 10 MAY 2004 TO 08 AUGUST 2004

NOTE INFORMATION

	Class A Notes	A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$1,000,000,000	A$54,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$709,910,900	A$54,000,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$75,685,100	A$0
Principal Balance of each class of Note after payments referred to above have been applied	US$634,225,800	A$54,000,000
Note Factor at the end of the Quarterly Payment Date	0.634225800	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$2,530,241	A$842,112
LIBOR / BBSW in respect of this quarterly period	1.18000%	5.50500%
Rate of interest payable on each class of Note in respect of this quarterly period	1.41000%	6.25500%

SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue	2.55%
Standard & Poor’s indicative required subordination level at time of issue	1.67%
Fitch indicative required subordination level at time of issue	2.03%
Initial Subordination Level provided on the Closing Date	3.01%
Actual Subordination Level on this Quarterly Payment Date	4.67%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 30 July 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY
Redraw Facility Limit as at 30 July 2004	A$7,250,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$5,874
Interest paid on Redraw Facility Principal during the quarterly period	A$3,492

PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$6,443,140
Principal Cash Balance at the end of this Quarterly Payment Date	A$5,785,010

INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0

COLLECTION INFORMATION IN AUD
Collections(1) held by the Trustee in relation to this Quarterly Payment Date	A$160,081,994
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$5,785,010
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$154,296,984
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$22,670,708

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$131,626,276

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$131,626,276
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$131,626,276

US$ Equivalent of Principal Collections to be applied towards repayment of US$ notes on the Quarterly Payment Date	US$75,685,100

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 10 MAY 2004 TO 08 AUGUST 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

		Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
	Number of Housing Loans	Accounts	Loan Balance	Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	6,196	7,393	A$982,991	A$0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.06%	70.28%	95.00%	A$1,861,656,604

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,149,051,697	A$104,384,632	A$1,044,667,065	A$185,451

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	348 months	332 months	27 months	17.20%

FURTHER ADVANCE INFORMATION IN AUD
Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0

DELINQUENCY INFORMATION

As at the opening of business on June 1, 2004.

			Applicable Delinquent	Outstanding Balance of
	Number of Housing Loans	Percentage of Pool by number	Housing Loans	Housing Loans
30 - 59 days	10	0.14%	A$2,039,373	0.18%
60 - 89 days	13	0.18%	A$3,683,598	0.32%
90 - 119 days	3	0.04%	A$764,165	0.07%
Greater than 120 days	7	0.09%	A$2,079,571	0.18%

Total Arrears	33	0.45%	A$8,566,707	0.75%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on March 1, 2004.

Amount of mortgage insurance claims made:	A$29,450
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$29,450
Amount of mortgage insurance claims denied:	A$0